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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - September 30, 1997

                           General Credit Corporation
             (Exact name of registrant as specified in its charter)

        New York                  0-28910                        13-3895072
 ----------------------      ----------------                 -------------
 (State or other juris-      (Commission File                 (IRS Employer
diction of incorporation)         Number)                  Identification No.)

                              370 Lexington Avenue,
                                   Suite 2000
                              New York, New York                     10021
                    ----------------------------------------       ----------
                    (Address or principal executive offices)       (zip code)

       Registrant's telephone number, including area code: (212) 697-4441
                                                           --------------


                                      NONE
                  -------------------------------------------
          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  On September 30, 1997, General Credit Corporation (the "Company") acquired Ace Ventures, Inc. ("Ace") for a total purchase price of $480,000 consisting of $100,000 cash and the delivery of two promissory notes in the aggregate principal amount of $230,000 and $150,000, respectively, subject to adjustment in the event certain sales are not generated as a result of the acquisition. Prior to the Company's acquisition of Ace, Ace was engaged as an exclusive commissioned agent by the Company to arrange check factoring business primarily with persons of Asian descent. As a result of the acquisition by the Company of Ace, Dong Hyun Kang entered into an employment agreement with the Company.


Item 3.           Bankruptcy or Receivership

                  Not Applicable


Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.           Other Events

                  Not Applicable


Item 6.           Resignations of Registrant's Directors

                  Not Applicable


Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired

                           None

                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

                           10.1 Contract for Sale of Business by and between the Company and Ace dated September 30, 1997.
                           10.2 Promissory Note made by the Company to Dong Hyun Kang dated September 30, 1997 in the principal amount of $230,000.00
                           10.3 Promissory Note made by the Company to Sue Yi dated September 30,1997 in the principal amount of $150,000.00.
                           10.4 Employment Agreement by and between the Company and Dong Hyun Kang dated October 15, 1997.




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Item 8.           Change in Fiscal Year

                  Not Applicable


Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GENERAL CREDIT CORPORATION
                                            (Registrant)



Dated: October 6, 1997                      By: /s/ Irwin Zellermaier
                                               ----------------------
                                                 Irwin Zellermaier,
                                                 Chief Executive Officer

























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